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                                                               EXHIBIT 99.4

                             CONSENT OF EXPERT

   We consent to the inclusion in this Registration Statement on Form S-1 (File No. 333-70841) of references to our firm under the captions "Experts."

                                          /s/ Ching & Lee

Honolulu, Hawaii

March 17, 1999